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                                                                    Exhibit 10.7


                  FORM OF AMENDED AND RESTATED PAYMENT GUARANTY

                  This AMENDED AND RESTATED PAYMENT GUARANTY ("GUARANTY") is made as of May 30, 2003, by the undersigned entities (each a "GUARANTOR") in favor of LEHMAN COMMERCIAL PAPER INC. ("LCPI"), as Administrative Agent for itself and the lenders ("LENDERS") from time to time party to the Credit Agreement (as hereinafter defined) (in such capacity, "ADMINISTRATIVE AGENT"), which amends and restates each of the Payment Guaranty (Casden Guarantors) and the Payment Guaranty (Non-Casden), each dated as of March 11, 2002 and as amended, supplemented or otherwise modified prior to the date hereof, among the respective parties hereto.

                               FACTUAL BACKGROUND

                  The Lenders have made a $287,000,000 credit facility available to AIMCO Properties L.P., a Delaware limited partnership ("AIMCO"), NHP Management Company, a District of Columbia corporation ("NHP MANAGEMENT") and Apartment Investment and Management Company, a Maryland corporation (the "REIT") (AIMCO, NHP Management and the REIT are collectively referred to as "BORROWERS"), in accordance with the Interim Credit Agreement (as amended to date, the "CREDIT AGREEMENT"), dated as of March 11, 2002, by and among Borrowers, LCPI (as Administrative Agent, as Syndication Agent and as a lender), and Lehman Brothers Inc., as Sole Lead Arranger and Bookrunner, and the other Lenders from time to time party thereto. Capitalized terms used but not defined herein will have the meanings set forth in the Credit Agreement. As used herein, the term "FACILITY" shall refer to the credit facility available to the Borrowers under the Credit Agreement.

                                    GUARANTY

                  1. GUARANTY OF LOAN; ABSOLUTE GUARANTY. Each Guarantor absolutely, unconditionally and irrevocably guaranties to Administrative Agent and the Lenders as primary obligors the full payment of the Indebtedness (as hereinafter defined), and unconditionally agrees to pay to Administrative Agent and the Lenders the full amount of the Indebtedness. This is a guaranty of payment, not of collection. If Borrowers default in the payment when due of the Indebtedness or any part of it, each Guarantor will in lawful money of the United States pay to Administrative Agent and the Lenders, on demand, all sums due and owing on the Indebtedness, including all interest, charges, fees and other sums, costs and expenses.

                  2. LOAN. In this Guaranty, the term "Indebtedness" is broadly defined to mean and include all primary, secondary, direct, indirect, fixed and contingent obligations of Borrowers to pay principal, interest (including post-petition interest in any proceeding under debtor relief laws at the rate or in the amount otherwise applicable thereto whether or not such interest is an allowed claim in any such proceeding), prepayment charges, breakage costs, late charges, loan fees and any other fees, charges, sums, costs and expenses that may be owing at any time under the Loan Documents, as any or all of such obligations may from time to time be modified, amended, extended or renewed. If the amount outstanding under the Indebtedness is determined by a court of competent jurisdiction, that determination shall be conclusive and


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binding on each Guarantor, regardless of whether such Guarantor was a party to the proceeding in which the determination was made or not.

                  3. RIGHTS OF ADMINISTRATIVE AGENT AND THE LENDERS. Each Guarantor authorizes Administrative Agent or any Lender to perform any or all of the following acts at any time in its sole discretion, all without notice to such Guarantor and without affecting such Guarantor's obligations under this
Guaranty:

                  (a) Administrative Agent or the Requisite Lenders may alter any terms of the Indebtedness or any part of it, including renewing, compromising, extending or accelerating, or otherwise changing the time for payment of, or increasing or decreasing the rate of interest on, the Indebtedness or any part of it.

                  (b) Subject to the Intercreditor Agreement, Administrative Agent or any Lender may take and hold security for the Indebtedness or this Guaranty, accept additional or substituted security for either, and subordinate, exchange, enforce, waive, release, compromise, fail to perfect and sell or otherwise dispose of any such security in accordance with the terms of the Indebtedness.

                  (c) Subject to the Intercreditor Agreement, Administrative Agent or any Lender may direct the order and manner of any sale of all or any part of any security now or later to be held for the Indebtedness or this Guaranty, and Administrative Agent or any Lender may also bid at any such sale.

                  (d) Subject to the Intercreditor Agreement, Administrative Agent or any Lender may apply any payments or recoveries from Borrowers, Guarantors or any other source, and any proceeds of any security, to Borrowers' obligations under the Loan Documents in such manner, order and priority as Administrative Agent or such Lender may elect, whether or not those obligations are guarantied by this Guaranty or secured at the time of the application.

                  (e) Subject to the Intercreditor Agreement, Administrative Agent or any Lender may release
         Borrowers of their liability for the Indebtedness or any part of it.

                  (f) Subject to the Intercreditor Agreement, Administrative Agent or any Lender may substitute, add or release any one or more Guarantors, other guarantors or endorsers.

                  (g) Subject to the Intercreditor Agreement, in addition to the Indebtedness, Administrative Agent or any Lender may extend other credit to Borrowers, and may take and hold security for the credit so extended, all without affecting any Guarantor's liability under this Guaranty.

                  4. GUARANTY TO BE ABSOLUTE. Each Guarantor expressly agrees that until the Indebtedness is paid and performed in full and each and every term, covenant and condition of this Guaranty is fully performed, such Guarantor shall not be released by or because of:


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                  (a) Any act or event (other than payment and performance in full of the Indebtedness) which might otherwise discharge, reduce, limit or modify such Guarantor's obligations under this Guaranty;

                  (b) Any waiver, extension, modification, forbearance, delay or other act or omission of Administrative Agent or any Lender, or its failure to proceed promptly or otherwise as against Borrowers, any Guarantor or any security;

                  (c) Any action, omission or circumstance that might increase the likelihood that such Guarantor may be called upon to perform under this Guaranty or that might affect the rights or remedies of such Guarantor as against Borrowers;

                  (d) Any dealings occurring at any time between Borrowers and Administrative Agent or any Lender, whether relating to the Indebtedness or otherwise; or

                  (e) Any action of Administrative Agent or any Lender described in Section 3 above.

                  Each Guarantor hereby acknowledges that absent this Section 4, Guarantor might have a defense to the enforcement of this Guaranty as a result of one or more of the foregoing acts, omissions, agreements, waivers or matters. Each Guarantor hereby expressly waives and surrenders any defense to its liability under this Guaranty based upon any of the foregoing acts, omissions, agreements, waivers or matters. It is the purpose and intent of this Guaranty that the obligations of each Guarantor under it shall be absolute and unconditional under any and all circumstances.

                  5. GUARANTORS' WAIVERS.  Each Guarantor waives:

                  (a) All statutes of limitations as a defense to any action or proceeding brought against such Guarantor by Administrative Agent or any Lender, to the fullest extent permitted by law;

                  (b) Any right it may have to require Administrative Agent or any Lender to proceed against Borrowers, proceed against or exhaust any security held from Borrowers, or pursue any other remedy in Administrative Agent's or any Lender's power to pursue;

                  (c) Any defense based on any claim that such Guarantor's obligations exceed or are more burdensome than those of Borrowers;

                  (d) Any defense based on: (i) any legal disability of Borrowers, (ii) any release, discharge, modification, impairment or limitation of the liability of Borrowers to Administrative Agent or any Lender from any cause, whether consented to by Administrative Agent or any Lender or arising by operation of law or from any bankruptcy or other voluntary or involuntary proceeding, in or out of court, for the adjustment of debtor-creditor relationships ("INSOLVENCY PROCEEDING"), and (iii) any rejection or disaffirmance of the Indebtedness, or any part of it, or any security held for it, in any such Insolvency Proceeding;


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                  (e) Any defense based on any action taken or omitted by
         Administrative Agent or any Lender in any Insolvency Proceeding involving Borrowers, including any election to have Administrative Agent's or that Lender's claim allowed as being secured, partially secured or unsecured, any extension of credit by Lender to Borrowers in any Insolvency Proceeding, and the taking and holding by Administrative Agent or any Lender of any security for any such extension of credit;

                  (f) All presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, notices of acceptance of this Guaranty and of the existence, creation, or incurring of new or additional indebtedness, and demands and notices of every kind except for any demand or notice by Administrative Agent or any Lender to each Guarantor expressly provided for in Section 1;

                  (g) Any defense based on or arising out of any defense that Borrowers may have to the payment or performance of the Indebtedness or any part of it (other than indefeasible payment in full); and

                  (h) Any defense based on or arising out of any action of Administrative Agent or any Lender described in Sections 3 or 4 above.

                  6. WAIVERS OF SUBROGATION AND OTHER RIGHTS.

                  (a) During the existence of an Event of Default, subject to the Intercreditor Agreement and the other Collateral Documents, Administrative Agent or any Lender (subject to SECTION 8.02 of the Credit Agreement), without prior notice to or consent of any Guarantor, may elect to: (i) foreclose either judicially or nonjudicially against any real or personal property security it may hold for the Indebtedness, (ii) accept a transfer of any such security in lieu of foreclosure, (iii) compromise or adjust the Indebtedness or any part of it or make any other accommodation with Borrowers or Guarantors, or
         (iv) exercise any other remedy against Borrowers or any security. No such action by Administrative Agent or any Lender shall release or limit the liability of Guarantors, who shall remain liable under this Guaranty after the action, even if the effect of the action is to deprive Guarantors of any subrogation rights, rights of indemnity, or other rights to collect reimbursement from Borrowers for any sums paid to Administrative Agent or any Lender, whether contractual or arising by operation of law or otherwise. Each Guarantor expressly agrees that under no circumstances shall it be deemed to have any right, title, interest or claim in or to any real or personal property to be held by Administrative Agent or any Lender or any third party after any foreclosure or transfer in lieu of foreclosure of any security for the Indebtedness.

                  (b) Regardless of whether any Guarantor may have made any payments to Administrative Agent or any Lender, each Guarantor hereby waives: (i) all rights of subrogation, all rights of indemnity, and any other rights to collect reimbursement from Borrowers for any sums paid to Administrative Agent or any Lender, whether contractual or arising by operation of law (including the United States Bankruptcy Code or any successor or similar statute) or otherwise, (ii) all rights to enforce any remedy that Lender may have against Borrowers, and (iii) all rights to participate in any security now or later


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         to be held by Administrative Agent or any Lender for the Indebtedness,
         in each case until the full and indefeasible payment and performance of all Indebtedness, and all obligations of the Guarantors hereunder.

                  (c) Each Guarantor waives all rights and defenses arising out of an election of remedies by the Administrative Agent or any Lender, even though that election of remedies may affect such Guarantor's rights of subrogation and reimbursement against the Borrowers by the operation of law or otherwise. In addition, each Guarantor waives all rights and defenses that such Guarantor may have because the Borrowers' indebtedness is secured by real property. This means, among other things, that Administrative Agent and the Lenders may collect from any Guarantor without first foreclosing on any real or personal property collateral pledged by the Borrowers.

                  7. REVIVAL AND REINSTATEMENT. If Administrative Agent or any Lender is required to pay, return or restore to Borrowers or any other person any amounts previously paid on the Indebtedness because of any Insolvency Proceeding of Borrowers, any stop notice or any other reason, the obligations of Guarantors shall be reinstated and revived and the rights of Administrative Agent and such Lender shall continue with regard to such amounts, all as though they had never been paid.

                  8. INFORMATION REGARDING BORROWERS. Before signing this Guaranty, each Guarantor investigated the financial condition and business operations of Borrowers and such other matters as such Guarantor deemed appropriate to assure itself of Borrowers' ability to discharge their obligations under the Loan Documents. Each Guarantor assumes full responsibility for that due diligence, as well as for keeping informed of all matters that may affect Borrowers' ability to pay and perform their obligations to the Administrative Agent and the Lenders. Neither Administrative Agent nor any Lender has any duty to disclose to any Guarantor any information which such party may have or receive about Borrowers' financial condition, business operations, or any other circumstances bearing on their ability to perform.

                  9. SUBORDINATION. Any rights of Guarantors, whether now existing or later arising, to receive payment on account of any indebtedness (including interest) owed to any of them by Borrowers or any Guarantor thereof or to receive any payment from Borrowers or any such Guarantor other than those payments or distributions permitted under Sections 7.07 and 7.10 of the Credit Agreement shall at all times be subordinate as to lien and time of payment and in all other respects to the full and prior repayment of the Indebtedness. No Guarantor shall be entitled to enforce or receive payment of any sums hereby subordinated until the Indebtedness has been paid and performed in full and any such sums received in violation of this Guaranty shall be received by such Guarantor in trust for the Administrative Agent and the Lenders.

                  10. FINANCIAL INFORMATION. Each Guarantor shall keep true and correct financial books and records, using generally accepted accounting principles which are applicable to the circumstances as of the date of determination, or such other accounting principles as the Requisite Lenders in their reasonable judgment may find acceptable from time to time. Each Guarantor represents, warrants and covenants to Administrative Agent and the Lenders that all financial information with respect to such Guarantor delivered or to be delivered to Administrative Agent and the Lenders by Borrowers with respect to such Guarantor under


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Section 6.01 of the Credit Agreement is or shall be true and correct and fairly presents or will fairly present the financial position of such Guarantor for the applicable period in accordance with GAAP except as otherwise noted therein. Each Guarantor shall promptly provide Administrative Agent and the Lenders with any additional audited financial information that such Guarantor may obtain, and such other information concerning its affairs and properties as Administrative Agent or any Lender may reasonably request, including, without limitation, signed copies of any tax returns if requested by Administrative Agent or the Lenders.

                  11. GUARANTORS' REPRESENTATIONS AND WARRANTIES. Each Guarantor represents and warrants that:

                  (a) All financial statements delivered to Administrative Agent or the Lenders were or will be prepared in accordance with generally accepted accounting principles which are applicable to the circumstances as of the date of determination, or such other accounting principles as may be acceptable to the Requisite Lenders at the time of their preparation;

                  (b) There has been no material adverse change in such Guarantor's financial condition since the dates of the statements most recently furnished to Administrative Agent and the Lenders; and

                  (c) All representations and warranties given on behalf of or with respect to such Guarantor contained in SECTION 5 of the Credit Agreement and in any other Loan Document or certification made in connection with the Credit Agreement are true and correct in all material respects.

                  12. COVENANTS OF GUARANTORS. Each Guarantor covenants and agrees that it shall comply with and perform all covenants given on behalf of or with respect to such Guarantor (whether expressly or as a Subsidiary) contained in Sections 6 and 7 of the Credit Agreement and in all other Loan Documents.

                  13. INTENTIONALLY OMITTED.

                  14. INTENTIONALLY OMITTED.

                  15. AUTHORIZATION; NO VIOLATION. Each Guarantor is authorized to execute, deliver and perform under this Guaranty, which is a valid, binding, and enforceable obligation of such Guarantor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditor's rights generally or by equitable principles related to enforcability. The execution, delivery and performance of this Guaranty are not in violation of any applicable law, regulation or ordinance, or any order or ruling of any court or governmental agency applicable to such Guarantor. The Guaranty does not conflict with, or constitute a breach or default under, any agreement to which such Guarantor is a party.

                  16. ADDITIONAL AND INDEPENDENT OBLIGATIONS. Each Guarantor's obligations under this Guaranty are in addition to its obligations under any future guaranties, each of which shall remain in full force and effect until it is expressly modified or released in a writing signed


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by Administrative Agent and consented to by the Lenders. Each Guarantor's obligations under this Guaranty are independent of those of Borrowers on the Indebtedness. Subject to SECTION 8.02 of the Credit Agreement, Administrative Agent or the Lenders may bring a separate action, or commence a separate arbitration proceeding against each Guarantor without first proceeding against Borrowers, any other person or any security that Administrative Agent or any Lender may hold, and without pursuing any other remedy. None of Administrative Agent's or any Lender's rights under this Guaranty shall be exhausted by any action by Administrative Agent or any Lender until the Indebtedness has been paid and performed in full in cash.

                  17. NO WAIVER; CONSENTS; CUMULATIVE REMEDIES. Each waiver by Administrative Agent or the Lenders must be in writing, and no waiver shall be construed as a continuing waiver. No waiver shall be implied from Administrative Agent's or any Lender's delay in exercising or failure to exercise any right or remedy against Borrowers, any Guarantor or any security. Consent by Administrative Agent or the Lenders to any act or omission by Borrowers or any Guarantor shall not be construed as a consent to any other or subsequent act or omission, or as a waiver of the requirement for Administrative Agent's or the Lenders' consent to be obtained in any future or other instance. All remedies of Administrative Agent and each Lender against Borrowers and any Guarantor are cumulative.

                  18. INTENTIONALLY OMITTED.

                  19. HEIRS, SUCCESSORS AND ASSIGNS; PARTICIPATIONS. The terms of this Guaranty shall bind and benefit the heirs, legal representatives, successors and assigns of Administrative Agent, the Lenders and Guarantors; PROVIDED, HOWEVER, that no Guarantor may assign this Guaranty, or assign or delegate any of its rights or obligations under this Guaranty, without the prior written consent of Administrative Agent in each instance. Without notice to or the consent of Guarantors, Administrative Agent and any Lender may disclose any and all information in its possession concerning Guarantors, this Guaranty and any security for this Guaranty to any actual or prospective purchaser of any securities issued or to be issued by Administrative Agent or such Lender, and to any actual or prospective purchaser or assignee of any participation or other interest in the Indebtedness and this Guaranty; provided each recipient of such information agrees to be bound by the confidentiality provisions of Section
10.23 of the Credit Agreement for the benefit of the Borrower and the Guarantors.

                  20. NOTICES.

                  (a) DELIVERY. All notices, requests and other communications provided for hereunder shall be in writing (including, unless the context expressly otherwise provides, telegraphic, telex, facsimile transmission or cable communication) and mailed, telegraphed, telexed or delivered to the recipient's address specified on the signature pages hereof, or to such other address as shall be designated by such party in a written notice to the other party.

                  (b) RECEIPT. All such notices and communications shall, when transmitted by overnight delivery, telegraphed, telecopied by facsimile, telexed or cabled, be effective when delivered for overnight delivery or to the telegraph company, transmitted by


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         telecopier, confirmed by telex answerback or delivered to the cable company, respectively, or if delivered, upon delivery.

                  (c) RELIANCE. Administrative Agent and each Lender shall be entitled to rely on the authority of any person purporting to be a person authorized by Guarantors to give such notice, and neither Administrative Agent nor any Lender shall have any liability to any Guarantor or any other person on account of any action taken or not taken by Administrative Agent or such Lender in reliance upon such telephonic or facsimile notice. The obligation of each Guarantor hereunder shall not be affected in any way or to any extent by any failure by Lender to receive written confirmation of any telephonic or facsimile notice or the receipt by Administrative Agent or a Lender of a confirmation which is at variance with the terms understood by Administrative Agent or such Lender to be contained in the telephonic or facsimile notice.

                  21. RULES OF CONSTRUCTION. In this Guaranty, the word "Borrowers" includes both each named Borrower and any other person who at any time assumes or otherwise becomes primarily liable for all or any part of the obligations of the named Borrowers on the Indebtedness. The word "person" includes any individual, company, trust or other legal entity of any kind. If this Guaranty is executed by more than one person, the word "Guarantors" includes all such persons. The word "include(s)" means "include(s), without limitation," and the word "including" means "including, but not limited to." When the context and construction so require, all words used in the singular shall be deemed to have been used in the plural and vice versa. No listing of specific instances, items or matters in any way limits the scope or generality of any language of this Guaranty. All headings appearing in this Guaranty are for convenience only and shall be disregarded in construing this Guaranty.

                  22. GOVERNING LAW. This Guaranty shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                  23. COSTS AND EXPENSES. If any lawsuit or arbitration is commenced which arises out of, or which relates to this Guaranty, the Loan Documents or the Indebtedness, the prevailing party shall be entitled to recover from each other party such sums as the court or arbitrator may adjudge to be reasonable attorneys' fees (including allocated costs for services of in-house counsel) in the action or proceeding, in addition to costs and expenses otherwise allowed by law. In all other situations, including any Insolvency Proceeding, each Guarantor jointly and severally agrees to pay all of the Administrative Agent's and each Lender's costs and expenses, including attorneys' fees (including allocated costs for services of the Administrative Agent's and each Lender's in-house counsel) which may be incurred in any effort to collect or enforce the Indebtedness or any part of it or any term of this Guaranty. Without limiting any rights of the Administrative Agent or Lenders under the Credit Agreement and/or the Intercreditor Agreement, all amounts of any kind due and payable under this Guaranty (whether for principal, interest, and other costs under the Indebtedness, or for costs, fees, and expenses for which the Guarantors are directly responsible hereunder, or otherwise) shall accrue interest from the time the Administrative Agent or the Lenders make demand therefor hereunder until paid in full in cash to such Administrative Agent or the Lenders at the Base Rate, as defined in the Credit Agreement, PLUS 3%, except to the extent that any such amounts are then accruing interest under the Indebtedness, in which case such Base Rate PLUS 3% interest rate shall not be applied if


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the effect would be to compound the interest to which such obligations are subject to under the Indebtedness.

                  24. INTENTIONALLY OMITTED.

                  25. INTEGRATION; MODIFICATIONS. This Guaranty (a) integrates all the terms and conditions mentioned in or incidental to this Guaranty, (b) supersedes all oral negotiations and prior writings with respect to its subject matter, and (c) is intended by Guarantors, Administrative Agent and the Lenders as the final expression of the agreement with respect to the terms and conditions set forth in this Guaranty and as the complete and exclusive statement of the terms agreed to by each Guarantor, Administrative Agent and the Lenders. No representation, understanding, promise or condition shall be enforceable against any party hereto unless it is contained in this Guaranty. This Guaranty may not be modified except in a writing signed by both Administrative Agent (with the consent of the Requisite Lenders) and each Guarantor, subject to the Intercreditor Agreement. No course of prior dealing, usage of trade, parol or extrinsic evidence of any nature shall be used to supplement, modify or vary any of the terms hereof. As between Administrative Agent and the Lenders only, nothing contained in this Guaranty shall alter the rights and obligations among Administrative Agent and the Lenders set forth in the Credit Agreement.

                  26. MISCELLANEOUS. The illegality or unenforceability of one or more provisions of this Guaranty shall not affect any other provision. Time is of the essence in the performance of this Guaranty by Guarantors.

                  27. SUBMISSION TO JURISDICTION; WAIVERS. Each Guarantor hereby irrevocably and unconditionally:

                  (a) submits for itself and its property in any legal action or proceeding relating to this Guaranty and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                  (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Guarantor at its address referred to in Section 20 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

                  (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and


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                  (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

                  28. RELEASES. At the request and sole expense of Borrowers, a Guarantor shall be released from its obligations hereunder in the event that all the capital Stock of such Guarantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement; provided that Borrowers shall have delivered to the Administrative Agent, at least ten Business Days prior to the date of the proposed release, a written request for release identifying the relevant Guarantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by Borrowers stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents.

                  29. WAIVER OF JURY TRIAL. EACH GUARANTOR AND, BY ACCEPTANCE HEREOF, EACH OF THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

                  30. PROVISIONAL REMEDIES, SELF-HELP AND FORECLOSURE. No provision of this Guaranty shall limit the right of any party to exercise self-help remedies such as setoff, foreclosure against or sale of any real or personal property collateral or security.

                 [Remainder of page intentionally left blank]


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                  IN WITNESS WHEREOF, the undersigned has executed and delivered this Guaranty as of the date on the first page.

                      [SIGNATURE PAGES FROM THE COMPANY]